ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT C

GROUP FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITIES

SUPPLEMENT DATED JUNE 25, 2012 TO THE

SUPPLEMENTAL PROSPECTUS DATED MAY 1, 2012

FOR GROUP CONTRACTS ISSUED BEFORE JUNE 1, 2009

TotalGroup Contracts

GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER

The information in this Supplement updates and otherwise supplements the Supplemental Prospectus dated May 1, 2012 (the “2012 GWB Supplement”). Please read this Supplement carefully and retain it for future reference. Unless otherwise indicated, terms used in this Supplement have the same meaning as in the 2012 GWB Supplement.

The text below replaces in its entirety the examples set out on page 3 of the 2012 GWB Supplement.

Example for Certificate with Optional Withdrawal Benefit Rider and Maximum Fund Operating Expenses and Rider Charges

Assumptions:

•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.
•

You allocate your purchase payment to the Ibbotson Conservative ETF Asset Allocation Portfolio for the periods indicated, which is the Portfolio with the highest expenses (1.04%) among the Portfolios in which the Designated Subaccounts invest.

•

You activate the Guaranteed Lifetime Withdrawal Benefit Rider with both the Enhanced Benefit and the Spousal Benefit when you acquire an interest in the Contract. The rollup percentage is 6%. The maximum rider charge of 2.10% is incurred.

•	The annual certificate maintenance fee of $40 is incurred.
•	Separate Account annual expenses of 1.00% are incurred.

Table #1: In this example, we assume that you surrender your interest in the Contract at the end of the period or you annuitize your interest in the Contract for a fixed period of less than 10 years at the end of the period. In this case, your costs would be:

1 year	3 years	5 years	10 years
$961	$1,794	$2,786	$6,456

Table #2: In this example, we assume that you keep your interest in the Contract and leave your money in the Contract for the entire period or you annuitize your interest in the Contract for life or for a fixed period of 10 years or more at the end of the period. The early withdrawal charge will not apply in these situations. In this case, your costs would be:

1 year	3 years	5 years	10 years
$461	$1,494	$2,686	$6,456

By comparing the costs shown in the tables above, you can see the impact of early withdrawal charges on your costs.